Exhibit 10(ss)

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
Turner                                                                               INTERACTIVE ORDER FORM

CNNfn____
CNNSI____                                                                          Section Buy:____________
CNN/Time All Pol                                                           OR
WCW____                                                                            Rotation Buy:___________
Cartoon Network (AOL)____

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SALESPERSON INFORMATION:                                                         TIMS SALESREP:____________

Salesperson/Team N. Johnson/S. Bender/S. Pollack                 Salesperson Number/Team Number____________
                   C. Curry/M. Stanton

Split Partner/Team__________________________                    Split Person Number/Team Number____________

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AGENCY/ORDER INFORMATION:

Advertiser:  Saturn                                    Agency/Adv. Making Purchase:  Hal Riney + Partners
                                                       Inc.
Product/Campaign:  Saturn                              Category:  Full Contact Sponsor - Fantasy Football

Buying Contact:  Angelique Vega                        Phone:  (415) 955-8837
                 ---------------------------------             --------------

Creative Contact:  Hank Gastineau                      Phone:  (415) 981-0950
                   -------------------------------             --------------

Billing Contact:  Angelique Vega                       Phone:  (415) 955-8837
                  --------------------------------             --------------

Billing Address:  735 Battery Street, San Francisco, California  94111

Reports Sent To:  Angelique Vega                       Email:  vega-angelique @ hrp.com

Report Contacts Fax:  (415) 955-8896                   Phone:  (415) 955-8837
                      ----------------------------             --------------

Credit Approved Agency? Yes___No___  If Not, has paperwork been submitted?  Yes___No___  If Yes, MSA
Agency No.__

*If it is not a credit approved billing address please send order information, credit application and MSA# request to Credit in Atlanta.

Invoice:  Gross ________ Net ________                  Invoice: Agency________ or Advertiser Direct________

Invoiced By:  Interactive _____ or Part of Broadcast Deal _____

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All Rotation orders must be pre-approved by TIMS Manager (signature) ________                  CPM:_____
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Sections   No. of Months   Start Date   End Date      Total      Dollars p/Mo.  Total Guar.  Guarantee/Mo.
                                                     Dollars
---------- --------------- ----------- ----------- ------------- -------------- ------------ ---------------
Fantasy        4 1/2          9/15        1/31       $180,000       $40,000         --            --
Football
---------- --------------- ----------- ----------- ------------- -------------- ------------ ---------------


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